                      FREMONT HOME LOAN OWNER TRUST 1999-3

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

----------------------------------------------------------------------------------------------------------------------------------
                                     Original        Beginning                                                        Ending
                     Certificate    Certificate     Certificate                                      Total          Certificate
  Class      Cusip      Rate          Balance         Balance         Interest      Principal     Distribution        Balance
----------------------------------------------------------------------------------------------------------------------------------
   A-1     35729BAE1   5.9175%    325,000,000.00   318,423,369.10   1,570,225.24   3,388,753.07    4,958,978.31    315,034,616.03
Factors per
 Thousand                                                             4.83146228    10.42693252     15.25839480      969.33728009
----------------------------------------------------------------------------------------------------------------------------------
   A-2     35729BAF8   5.9575%    161,000,000.00   157,888,920.75     783,852.70   2,623,325.64    3,407,178.34    155,265,595.11
Factors per
 Thousand                                                             4.86865031    16.29394807     21.16259839      964.38257832
----------------------------------------------------------------------------------------------------------------------------------
    B      35729BAG6   9.2500%     14,257,334.00    14,257,334.00     109,900.28       0.00          109,900.28     14,257,334.00
Factors per
 Thousand                                                             7.70833313     0.00000000      7.70833313     1000.00000000
----------------------------------------------------------------------------------------------------------------------------------
    *X                 0.0000%    500,257,334.00   490,569,623.85       0.00          0.00            0.00         490,569,623.85
----------------------------------------------------------------------------------------------------------------------------------
    R                  0.0000%         0.00             0.00            0.00          0.00            0.00             0.00
----------------------------------------------------------------------------------------------------------------------------------
  TOTALS                          500,257,334.00   490,569,623.85   2,463,978.22   6,012,078.71    8,476,056.93    484,557,545.14
----------------------------------------------------------------------------------------------------------------------------------


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-3

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                       POOL 1
                 SCHEDULE OF REMITTANCE                                               POOL INFORMATION

Available Collection Amount                5,193,662.57       Aggregate Beginning Balance of Loans               248,211,278.30
(Trust Fees and Expenses)                   (160,270.79)      Aggregate Ending Balance of Loans                  245,790,020.50
Available Distribution Amount              5,033,391.78       Interest Carry-Forward                                       0.00
Regular Distribution Amount                3,991,483.01       Loan Count                                                  2,452
Insured Payment                                    0.00       Overcollateralization Amount                        11,332,522.75
Excess Spread                                967,495.29       Overcollateralization Deficiency Amount              5,917,745.30
                                         ---------------      Overcollateralization Deficit Amount                         0.00
                                                              Overcollateralization Reduction Amount                       0.00
FEES                                                          Overcollateralization Target Amount                 17,250,268.05
----                                                          Principal Prepayments                                2,296,475.30
Servicer Fee                                  68,258.10       Scheduled Principal                                    124,782.47
Master Servicer Fee                           35,163.26       Securities Insurer Reimbursement                             0.00
Trustee Fee                                    2,060.97       Weighted Average Home Loan Interest Rate (WAC)            9.9482%
Guaranty Insurance Premium                    54,788.45       Weighted Average Maturity (WAM)                            351.88
                                         ---------------
TOTAL FEES                                   160,270.79




                                                                                     AGGREGATE INFORMATION
                                                              Capitalized Interest Requirement                       995,571.83
                                                              Capitalized Interest Required Amount                         0.00
                                                              Pre-Funding Account                                121,708,378.44
                                                              Reserve Account Requirement                                  0.00

====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-3

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                         POOL 2
                 SCHEDULE OF REMITTANCE                                           POOL INFORMATION

Available Collection Amount            3,521,962.54        Aggregate Beginning Balance of Loans              123,128,819.60
(Trust Fees and Expenses)                (79,297.41)       Aggregate Ending Balance of Loans                 120,991,311.90
Available Distribution Amount          3,442,665.14        Interest Carry-Forward                                      0.00
Regular Distribution Amount            2,921,360.34        Loan Count                                                   857
Insured Payment                                0.00        Overcollateralization Amount                        5,403,663.74
Excess Spread                            485,818.00        Overcollateralization Deficiency Amount             3,135,689.35
                                     ---------------       Overcollateralization Deficit Amount                        0.00
                                                           Overcollateralization Reduction Amount                      0.00
FEES                                                       Overcollateralization Target Amount                 8,539,353.08
----                                                       Principal Prepayments                               2,075,881.16
Servicer Fee                              33,860.43        Scheduled Principal                                    61,626.48
Master Servicer Fee                       17,443.25        Securities Insurer Reimbursement                            0.00
Trustee Fee                                1,020.58        Weighted Average Home Loan Interest Rate (WAC)           9.8318%
Guaranty Insurance Premium                26,973.15        Weighted Average Maturity (WAM)                           353.00
                                     ---------------
TOTAL FEES                                79,297.41
====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-3

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                             POOL 1


---------------------------------    -----------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans        DELINQUENT INFOR.             # LOANS                 AMOUNT                      %
---------------------------------    -----------------------------------------------------------------------------------------------
$                  245,790,020.50    Delinquent 30-59 Days                2                   120,459.12               0.049009%
---------------------------------    Delinquent 60-89 Days                3                   476,841.69               0.194004%
                                     Delinquent 90+ Days                  9                 1,407,377.93               0.572594%
                                     REO                                  0                     0.00                   0.000000%
                                     Loans in Foreclosure                28                 2,286,916.98               0.930435%
                                     Loans in Bankruptcy                  9                 1,044,966.40               0.425146%
                                     -----------------------------------------------------------------------------------------------
                                                TOTAL                    51                 5,336,562.12               2.171187%
                                     -----------------------------------------------------------------------------------------------



                                     -----------------------------------------------------------------------------------------------
                                         OTHER INFORMATION             # LOANS                 AMOUNT                 CUMULATIVE
                                     -----------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                16                 1,378,529.78             2,474,396.62
                                     Liquidated Home Loans                0                     0.00                     0.00
                                     Deleted Home Loans                   0                     0.00                     0.00
                                     Net Loan Losses                      0                     0.00                     0.00
                                     -----------------------------------------------------------------------------------------------


====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                      FREMONT HOME LOAN OWNER TRUST 1999-3

                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/99
                                                 PREVIOUS DISTRIBUTION: 11/26/99
                                                     DISTRIBUTION DATE: 12/27/99

====================================================================================================================================
                                                            POOL 2


---------------------------------    -----------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans        DELINQUENT INFOR.              # LOANS                  AMOUNT                     %
---------------------------------    -----------------------------------------------------------------------------------------------
$                  120,991,311.90    Delinquent 30-59 Days                  9                   747,930.15               0.618168%
---------------------------------    Delinquent 60-89 Days                 12                 1,155,557.00               0.955074%
                                     Delinquent 90+ Days                   20                 1,592,998.91               1.316623%
                                     REO                                    0                      0.00                  0.000000%
                                     Loans in Foreclosure                  11                 2,088,254.74               1.725954%
                                     Loans in Bankruptcy                    0                      0.00                  0.000000%
                                     -----------------------------------------------------------------------------------------------
                                                TOTAL                      52                 5,584,740.80               4.615820%
                                     -----------------------------------------------------------------------------------------------



                                     -----------------------------------------------------------------------------------------------
                                         OTHER INFORMATION              # LOANS                  AMOUNT                 CUMULATIVE
                                     -----------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                  6                  1,223,738.01             1,900,775.10
                                     Liquidated Home Loans                 0                      0.00                     0.00
                                     Deleted Home Loans                    0                      0.00                     0.00
                                     Net Loan Losses                       0                      0.00                     0.00
                                     -----------------------------------------------------------------------------------------------


====================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039